EXHIBIT 13.1


                                  Certification
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
             (Subsections (a) and (b) of Section 1350, Chapter 63 of
                          Title 18, United States Code)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of Title 18, United States Code), each of the undersigned officers of Supermercados Unimarc S.A. ("Unimarc") does hereby certify that: the annual report on Form 20-F for the year ended December 31, 2002 (the "Form 20-F") of Unimarc fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 20-F fairly presents, in all material respects, the financial conditions and results of operations of Unimarc.

Dated:  July 15, 2005


/s/ Francisco Javier Errazuriz Ovalle
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Francisco Javier Errazuriz Ovalle
Principal Executive Officer



/s/ Victor Cantillano Vergara
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Victor Cantillano Vergara
Principal Financial Officer